SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 1998
                                                       ------------------

                           Energy Research Corporation
                           ---------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        1-14204                                          06-0853042
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut                  06813
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (203) 825-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)




















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Item 5.                    Other Events.
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     On October 1, 1998, the Company issued a press release  announcing that its
Board of Directors has approved a plan to effect a spin-off to its stockholders of 100% of the shares of Evercel, Inc. ("Evercel"), a newly-formed, wholly-owned subsidiary of the Company. The Company will transfer to Evercel the principal assets and liabilities related to the Company's battery business group, effective on or about October 31, 1998. Following the transfer, the Company will distribute to its stockholders in a tax-free distribution one share of Evercel Common Stock for each share of Common Stock of the Company held. The Company will continue to operate its fuel cell business, and Evercel will own and operate the battery business group. The transaction is subject to certain conditions.

     The press release is filed as an exhibit to this report and is incorporated by reference herein.

Item 7.                    Financial Statements and Exhibits.
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Exhibit 99      Energy Research Corporation Press Release dated October 1, 1998.





























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 1, 1998                          ENERGY RESEARCH CORPORATION



                                                 By:

                                                 \s\ Joseph G. Mahler
                                                 --------------------
                                                 Joseph G. Mahler
                                                 Senior Vice President, CFO
                                                 Treasurer/Corporate Secretary















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